EXHIBIT 99.1

Smart Investment

Exelon Corporation 2010 Fact Book

Table of Contents
Introduction	1
Exelon at a Glance
Profile, Vision and Quick Facts	2
Company Overview
Corporate Structure and Operating Company Summary	3
State Regulation
Illinois Commerce Commission, Commonwealth Edison Company
Electric Distribution Rate Cases and Average Residential Rate	4
Pennsylvania Public Utility Commission, PECO Energy Company
Electric and Gas Rate Cases and Average Residential Rate
Federal Regulation
Federal Energy Regulatory Commission and ComEd Electric
Transmission Rate Cases	6
Exelon – Financial and Operating Highlights	7
Reconciliation of Adjusted (non-GAAP) Operating Earnings to GAAP
Consolidated Statements of Operations
Exelon Corporation	8
Exelon Generation Company	9
Commonwealth Edison Company	10
PECO Energy Company	11
Exelon and Operating Companies
Capital Structure, Capitalization Ratios and Credit Ratings	12
Long-Term Debt Outstanding
Exelon Corporate	13
Exelon Generation	13
Commonwealth Edison	14
PECO Energy	15
Exelon and Operating Companies – Credit Facilities and Commercial Paper	15
Map of Exelon Service Area and Selected Generating Assets	16
Exelon Generation
Generating Resources – Sources of Electric Supply, Type of Capacity and Long-Term Contracts	17
Nuclear Generating Capacity	18
Total Electric Generating Capacity	20
Fossil Emissions and Reduction Technology Summary	22
Annual Electric Supply and Sales Statistics and
ComEd Financial Swap Agreement	24
Electric Supply and Sales Statistics by Quarter	25
Electric Sales Statistics, Revenue and Customer Detail
Commonwealth Edison	26
PECO Energy	27
Gas Sales Statistics, Revenue and Customer Detail – PECO Energy On the cover: Upper left – a view through the Quad Cities Unit 2 generator during that nuclear power station’s low pressure turbine replacement and refueling outage. Upper right – Exelon Power’s Handley Station in Ft. Worth, Texas, with three natural gas-burning generating units totaling 1,265 megawatts. Lower right – Exelon Wind project site in Tiskilwa, Illinois. Lower left – a ComEd underground cable splicer.	28

To the Financial Community,

The Exelon Fact Book is intended to provide historical financial and operating information to assist in the analysis of Exelon and its operating companies. Please refer to the SEC filings of Exelon and its subsidiaries, including the annual Form 10-K and quarterly Forms 10-Q, for more comprehensive and current financial statements and information.

For more information about Exelon and to send e-mail inquiries, visit our website at www.exeloncorp.com.

Investor Information	Stock Symbol: EXC
Exelon Corporation	Common stock is listed on the
Investor Relations	New York and Chicago stock exchanges.
10 South Dearborn Street
Chicago, IL 60603
312.394.2345
312.394.8941 (fax)

Information in this Fact Book is current as of March 31, 2011 unless otherwise noted.

This publication includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) Exelon’s 2010 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 18; and (2) other factors discussed in filings with the Securities and Exchange Commission (SEC) by Exelon Corporation, Commonwealth Edison Company, PECO Energy Company and Exelon Generation Company, LLC (Companies). Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this publication. None of the Companies undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this publication.

Exelon at a Glance

Company Profile

Exelon Corporation, headquartered in Chicago, Illinois, is one of the largest electric utilities in the U.S. with approximately 5.4 million customers and more than $18 billion in annual revenues. The company has one of the largest portfolios of electricity generation capacity, with a nationwide reach and strong positions in the Midwest and Mid-Atlantic.

Our Vision

Exelon will be the best group of electric generation and electric and gas delivery companies in the United States – providing superior value for our customers, employees, investors and the communities we serve.

Our Goals

>	Keep the lights on and the gas flowing
>	Run the nuclear fleet at world-class levels
>	Capitalize on environmental leadership and clean nuclear energy
>	Create a challenging and rewarding workplace
>	Enhance the value of our generation
>	Build value through disciplined financial management

Our Values

Safety – for our employees, our customers and our communities

Integrity – the highest ethical standards in what we say and what we do

Diversity – in ethnicity, gender, experience and thought

Respect – trust and teamwork through open and honest communication

Accountability – for our commitments, actions and results

Continuous improvement – stretch goals and measured results

Exelon Quick Facts at year-end 2010	Market Highlights

$18.6	6,050	662 million
billion in revenues	circuit miles of electric transmission lines	common shares outstanding
$52.2
billion in assets	12,548	$2.10
5.4	miles of gas pipelines	current annual dividend rate per share(a)
million electric customers	31,758	54%
0.5	MWs total U.S. generating resources	2010 dividend payout ratio(b)
million gas customers	19,214 employees	5.0%
		dividend yield(c)
94,663
circuit miles of electric distribution lines

(a) Dividends are subject to declaration by the board of directors each quarter.

(b) Based on GAAP earnings per share of $3.87.

(c) Based on common stock price of $41.64 on December 31, 2010.

Company Overview

Nuclear Generation Fossil Generation Renewable/Hydro Generation Power Marketing	Illinois Utility	Pennsylvania Utility
	2010	2010
	(in millions)	(in millions)
	Revenues: $6,204	Revenues: $5,519
2010	Assets: $21,652	Assets: $8,985
(in millions)
Revenues: $10,025
Assets: $24,534

Operating Companies

Exelon Generation Company	Exelon Transmission Company	Commonwealth Edison Company	PECO Energy Company

Exelon Generation (Generation) engages in competitive electric generation operations, including owned and contracted-for generating facilities, power marketing activities through Power Team, and competitive retail energy sales through Exelon Energy. Exelon Nuclear Partners offers Exelon’s industry-leading nuclear generation experience to other nuclear operators and those looking to develop new nuclear capabilities.	Exelon Transmission Company was formed in October 2009 as a national venture seeking to capitalize on the growing market for new transmission lines.	Commonwealth Edison (ComEd) is a regulated electricity transmission and distribution company with a service area in northern Illinois, including the City of Chicago, of approximately 11,300 square miles and an estimated population of 9 million. ComEd has approximately 3.8 million customers.	PECO Energy (PECO) is a regulated electricity transmission and distribution company and natural gas distribution company with a combined service area in southeastern Pennsylvania, including the City of Philadelphia, of approximately 2,100 square miles and an estimated population of 3.8 million. PECO has approximately 1.6 million electric customers and 490,000 natural gas customers.

Our Strategic Direction

Protect today’s value		+	Grow long-term value

>	Deliver superior operating performance		>	Drive the organization to the next level of performance
>	Advance competitive markets		>	Adapt and advance Exelon 2020
>	Exercise financial discipline and maintain financial flexibility		>	Rigorously evaluate and pursue new growth opportunities in clean technologies and transmission
>	Build healthy, self-sustaining delivery companies
			>	Build the premier, enduring competitive generation company

State Regulation

Illinois Commerce Commission (ICC)

(www.icc.illinois.gov)

The ICC has five full-time members, each appointed by the Governor (currently Pat Quinn, Democrat; term began in January 2009 and ends in January 2015) and confirmed by the Illinois State Senate. The Commissioners serve for five-year, staggered terms. Under Illinois law, no more than three Commissioners may belong to the same political party. The Chairman is designated by the Governor.

Commissioner	Party Affiliation	Service Began	Term Ends	Professional Experience
Douglas P. Scott (Acting Chairman)(a)	Democrat	3/11	1/14	Attorney; director of the Illinois Environmental
Protection Agency; mayor of Rockford, IL;
IL state representative
Sherman J. Elliott	Republican	1/08	1/12	Manager of State Regulatory Affairs for
MISO; policy advisor to ICC Commissioners;
ICC senior economist
Lula M. Ford	Democrat	1/03	1/13	Assistant superintendent, Chicago Public
Schools; teacher; assistant director,
Central Management Service
Erin O’Connell-Diaz	Republican	4/03	1/13	Attorney; ICC Administrative Law Judge;
assistant attorney general
John T. Colgan (Acting)(b)	Democrat	11/09	1/15	Member of Illinois Association of Community
Action Agencies; executive director of the
Illinois Hunger Coalition

(a) Approved by Senate Executive Committee but no action taken yet by full Senate.

(b) No action has been taken on this appointment.

ComEd Electric Distribution Rate Cases

($ in millions)	Date	Revenue Increase	Test Year	Rate Base	Overall Rate of Return	Return on Equity	Equity Ratio
ComEd Request	6/30/10	$343(a)	2009	$7,349(a)	8.98%(a)	11.50%	47.28%(a)

ComEd Request	10/17/07	$345(b)	2006	$6,753(b)	8.57%(b)	10.75%	45.04%(b)
ICC Order(c)	9/10/08	$274	2006	$6,694	8.36%	10.30%	45.04%

ComEd Request	8/31/05	$317	2004	$6,187	8.94%	11.00%	54.20%
ICC Order	12/20/06	$83	2004	$5,521	8.01%	10.045%	42.86%

(a)	Reflects ComEd reply brief filed on February 23, 2011. Original rate request included a $396 million revenue increase. ComEd request does not reflect Appellate Court decision relating to depreciation reserve, which ComEd estimates would reduce the revenue requirement by $85 million. ICC decision is expected in May 2011.
(b)	Reflects ComEd surrebuttal testimony filed on April 21, 2008. Original rate request included a $361 million revenue increase.
(c)	On September 30, 2010, the Illinois Appellate Court issued a decision in the appeals related to the ICC’s order in ComEd’s 2007 electric distribution rate case. That decision ruled against ComEd on the treatment of post-test year accumulated depreciation. On November 18, 2010, the Court denied ComEd’s petition for rehearing, and on January 25, 2011, ComEd filed a Petition for Leave to Appeal to the Illinois Supreme Court.

ComEd – Average Total Residential Rate
($/MWh)
Year	Transmission	Distribution	Energy	Other(a)	Total
2006	$ –	$ –	$–	$–	$86.59(b)
2007	3.47	30.40	71.76	1.98	107.61
2008	6.90	33.77	72.55	2.46	115.68
2009	6.94	39.29	67.77	3.02	117.02
2010	6.80	38.71	72.81	3.34	121.66

(a) Primarily includes taxes and environmental cost recovery and energy efficiency riders.

(b) Rates for services were bundled prior to 2007.

State Regulation

Pennsylvania Public Utility Commission (PUC)

(www.puc.state.pa.us)

The PUC has five full-time members, each appointed by the Governor (currently Tom Corbett, Republican; term began in January 2011 and ends in January 2015) and confirmed by the Pennsylvania State Senate. The Commissioners serve for five-year, staggered terms. Under Pennsylvania law, no more than three Commissioners may belong to the same political party as the Governor. The Chairman is designated by the Governor, and the Vice Chairman is selected by the PUC commissioners.

Commissioner	Party Affiliation	Service Began	Term Ends	Professional Experience
Robert F. Powelson (Chairman)	Republican	6/08	4/14	President/CEO of Chester County Chamber of Business and Industry; staff assistant to former U.S. Representative Curt Weldon (PA)
John F. Coleman Jr. (Vice Chairman)	Republican	6/10	4/12	President/CEO of Centre County Chamber of Business and Industry; Executive Director of the Jefferson County Department of Development
Tyrone J. Christy	Democrat	6/07	4/11	Executive at Americas Power Partners/ Armstrong Services; board member of Pennsylvania Energy Development Authority; vice chairman of PUC’s Independent Power Committee
Wayne E. Gardner	Democrat	6/08	4/13	Consultant in power generation technologies; executive at Franklin Fuel Cells, Inc.; executive at PECO Energy
James H. Cawley	Democrat	6/05	4/15	Attorney; majority counsel to the Pennsylvania Senate Consumer Affairs Committee

PECO Electric Distribution Rate Case

($ in millions)	Date	Revenue Increase	Test Year	Rate Base	Overall Rate of Return	Return on Equity	Equity Ratio
PECO Request(a)	3/31/10	$316	2010	$3,236	8.95%	11.75%	53.18%
PUC Order(b)	12/16/10	$225	2010	n/a	n/a	n/a	n/a

PECO Gas Delivery Rate Cases

($ in millions)	Date	Revenue Increase	Test Year	Rate Base	Overall Rate of Return	Return on Equity	Equity Ratio
PECO Request(a)	3/31/10	$44	2010	$1,100	8.95%	11.75%	53.18%
PUC Order(b)	12/16/10	$20	2010	n/a	n/a	n/a	n/a

PECO Request	3/31/08	$98	2008	$1,104	8.87%	11.50%	54.34%
PUC Order(b)	10/23/08	$77	2008	n/a	n/a	n/a	n/a

(a) Per original filing.

(b) PUC approved a joint settlement; no allowed return was specified. Increase related to December 2010 order was effective January 1, 2011.

PECO Energy – Average Total Residential Rate

($/MWh) Year	Transmission	Distribution	Energy Efficiency Surcharge	CTC(c)	Energy and Capacity	Total
2010	$5.10	$50.30	$2.90	$25.70	$62.60	$146.60
2011	6.90	58.40	4.70	–	84.00	154.00

(c) The PUC authorized recovery in PECO’s 1998 settlement of competitive transition charges (CTC) through 2010.

Federal Regulation

Federal Energy Regulatory Commission (FERC)

(www.ferc.gov)

The FERC has five full-time members, each appointed by the President of the United States and confirmed by the U.S. Senate. The Commissioners serve for five-year, staggered terms. No more than three Commissioners may belong to the same political party. The Chairman is designated by the President.

Commissioner	Party Affiliation	Service Began	Term Ends	Professional Experience
Jon Wellinghoff (Chairman)	Democrat	7/06	6/13	Attorney, practice focused on energy law and utility regulation; staff advisor to several state utility commissions; Nevada State Consumer Advocate
Philip D. Moeller	Republican	7/06	6/15	Energy policy advisor to former U.S. Senator Slade Gorton (WA); staff coordinator for the WA State Senate Committee on Energy, Utilities and Telecommunications; Alliant Energy Corporation
Marc Spitzer	Republican	7/06	6/11	Attorney; Chair of the Arizona Corporation Commission; Arizona State Senator and Chair of the Judiciary and Finance Committees
John R. Norris	Democrat	1/10	6/12	Attorney; Chief of Staff to Secretary Tom Vilsack of the U.S. Department of Agriculture; Chairman of the Iowa Utilities Board; President of the Organization of MISO States
Cheryl A. LaFleur	Democrat	7/10	6/14	Attorney; executive vice president and acting CEO of National Grid USA; member of the NARUC Committees on Electricity and Critical Infrastructure

ComEd Electric Transmission Rate Cases

($ in millions)	Date	Revenue Adjustment	Test Year	Rate Base	Overall Rate of Return	Return on Equity	Equity Ratio
ComEd Update(a)	5/16/10	$(24)	2009	$1,949	9.27%	11.50%	56%
			pro forma
ComEd Update(b)	5/15/09	$(16)	2008	$1,986	9.43%	11.50%	57%
			pro forma
ComEd Update(c)	5/15/08	$65	2007	$1,980	9.37%	11.50%	58%
			pro forma
FERC Order(d)	1/08	$120(e)	2005	$1,847	9.40%	11.50%(f)	58%(g)
			pro forma
ComEd Request	3/1/07	$147(e)	2005	$1,898	9.87%	12.20%(h)	58%
			pro forma

(a)	Annual update filing based on the formula rate; rate effective June 1, 2010 through May 31, 2011. The revenue requirement decrease primarily reflects lower O&M expenses and an increased true-up credit to the formula.
(b)	Annual update filing based on the formula rate; rate effective June 1, 2009 through May 31, 2010.
(c)	Annual update filing based on the formula rate; rate effective June 1, 2008 through May 31, 2009.
(d)	On January 16, 2008, FERC issued an order that approved ComEd’s proposal to implement a formula-based transmission rate, effective May 1, 2007.
On January 18, 2008, FERC issued an order on rehearing that approved incentive rate treatment for West Loop Phase II project, including a 1.50% ROE adder.
(e)	Year 1 increase.
(f)	FERC approved the 0.50% RTO adder. ROE is fixed and not subject to annual updating.
(g)	Equity cap of 58% for 2 years, declining to 55% by June 2011.
(h)	Reflects base ROE of 11.70% plus requested 0.50% adder for participation in a Regional Transmission Organization (RTO). Additionally, an incentive adder of 1.50% on major new projects was requested.

Exelon Corporation – Financial and Operating Highlights

For the Years ended December 31,

(in millions, except per share data and where indicated)	2010	2009	2008
Operating revenues	$18,644	$17,318	$18,859
Net income	$2,563	$2,707	$2,737
Electric deliveries (in GWhs)(a)	130,778	124,828	131,282
Gas deliveries (in million cubic feet (mmcf))	87,744	84,309	83,734
Total available electric supply resources (MWs)	31,758	31,003	31,292
Cash flows from operating activities	$5,244	$6,094	$6,551
Capital expenditures	$3,326	$3,273	$3,117

Common Stock Data
Average common shares outstanding – diluted (in millions)	663	662	662
GAAP earnings per share (diluted)	$3.87	$4.09	$4.13
Adjusted (non-GAAP) operating earnings per share (diluted)	$4.06	$4.12	$4.20
Dividends paid per common share	$2.10	$2.10	$2.03

New York Stock Exchange common stock price (per share)
High	$49.88	$58.98	$92.13
Low	$37.24	$38.41	$41.23
Year end	$41.64	$48.87	$55.61

Book value per share	$20.49	$19.16	$16.78
Total market capitalization (year end)	$27,557	$32,244	$36,603
Common shares outstanding (year end)	661.8	659.8	658.2

(a)	One GWh is the equivalent of one million kilowatt hours (kWh).

Reconciliation of Adjusted (non-GAAP) Operating Earnings Per Share to GAAP

	2010	2009	2008
GAAP Earnings per Diluted Share	$3.87	$4.09	$4.13
Mark-to-market impact of economic hedging activities	(0.08)	(0.16)	(0.41)
Asset retirement obligation reduction	(0.01)	(0.05)	(0.02)
Impact of the 2007 Illinois electric rate settlement	0.02	0.10	0.22
Costs associated with ComEd’s City of Chicago settlement	–	0.01	0.02
Resolution of tax matters at Generation related to Sithe Energies, Inc. (Sithe)	–	–	(0.03)
External costs associated with the proposed aquisition of NRG Energy, Inc. (NRG)	–	0.03	0.02
Unrealized (gains) losses related to nuclear decommissioning trust (NDT) fund investments	(0.08)	(0.19)	0.27
Impairment of certain generating assets	–	0.20	–
2009 restructuring charges	–	0.03	–
Non-cash remeasurement of income tax uncertainties and reassessment of state deferred income taxes	0.10	(0.10)	–
Costs associated with early debt retirements	–	0.11	–
Retirement of fossil generating units	0.08	0.05	–
Impairment of certain emissions allowances	0.05	–	–
John Deere Renewables, LLC (JDR) acquisition costs	0.01	–	–
Non-cash charge resulting from health care legistration	0.10	–	–
Adjusted (non-GAAP) Operating Earnings per Diluted Share	$4.06	$4.12	$4.20

Exelon Corporation – Reconciliation of Adjusted (non-GAAP) Operating Earnings

to GAAP Consolidated Statements of Operations (unaudited)

	Twelve Months Ended December 31, 2010				Twelve Months Ended December 31, 2009

(in millions, except per share data)	GAAP(a)	Adjustments		Adjusted Non-GAAP	GAAP(a)	Adjustments		Adjusted Non-GAAP
Operating revenues	$18,644	$25	(c),(d)	$18,669	$17,318	$114	(c),(d)	$17,432

Operating expenses
Purchased power	4,425	(3	)(e)	4,422	3,215	94	(e)	3,309
Fuel	2,010	32	(e)(f)	2,042	2,066	87	(e)	2,153
Operating and maintenance	4,453	(4	)(g),(h),(i),(j)	4,449	4,612	(265	)(c),(h),(i),(j),(m),(n)	4,347
Operating and maintenance for regulatory required programs(b)	147	–		147	63	–		63
Depreciation and amortization	2,075	(80	)(h)	1,995	1,834	(32	)(h)	1,802
Taxes other than income	808	–		808	778	–		778

Total operating expenses	13,918	(55)		13,863	12,568	(116)		12,452

Operating income	4,726	80		4,806	4,750	230		4,980

Other income and deductions
Interest expense, net	(817)	103	(k)	(714)	(731)	12	(k),(o)	(719)
Loss in equity method investments	–	–		–	(27)	–		(27)
Other, net	312	(153	)(k),(l)	159	427	(324	)(k),(l),(o)	103

Total other income and deductions	(505)	(50)		(555)	(331)	(312)		(643)

Income before income taxes	4,221	30		4,251	4,419	(82)		4,337

Income taxes	1,658	(96	)(c),(d),(e),(f),(g)	1,562	1,712	(98	)(c),(d),(e),(h),(i),(j),	1,614
			(h),(i),(j),(k),(l)				(k),(l),(m),(n),(o)

Net income	$2,563	$126		$2,689	$2,707	16		$2,723

Effective tax rate	39.3%			36.7%	38.7%			37.2%

Earnings per average common share
Basic	$3.88	$0.19		$4.07	$4.10	$0.03		$4.13
Diluted	$3.87	$0.19		$4.06	$4.09	$0.03		$4.12

Average common shares outstanding
Basic	661			661	659			659
Diluted	663			663	662			662

(a)	Results reported in accordance with accounting principles generally accepted in the United States (GAAP).
(b)	Includes amounts for various legislative and/or regulatory programs that are recoverable from customers on a full and current basis through a reconcilable automatic adjustment clause. An equal and offsetting amount has been reflected in operating revenues during the period.
(c)	Adjustment to exclude the impact of the 2007 Illinois electric rate settlement.
(d)	Adjustment to exclude the costs associated with ComEd’s 2007 settlement agreement with the City of Chicago.
(e)	Adjustment to exclude the mark-to-market impact of Exelon’s economic hedging activities.
(f)	Adjustment to exclude a non-cash charge for the impairment of certain SO2 emission allowances as a result of declining market prices since the release of the EPA’s proposed Transport Rule in the third quarter of 2010.
(g)	Adjustment to exclude a non-cash charge related to the passage of Federal health care legislation that reduces the deductibility of retiree prescription drug benefits for Federal income tax purposes to the extent they are reimbursed under Medicare Part D.
(h)	Adjustment to exclude costs associated with the planned retirement of fossil generating units.
(i)	Adjustment to exclude external costs associated with Exelon’s acquisition of JDR (now known as Exelon Wind) and the proposed acquisition of NRG, which was terminated in July 2009.
(j)	Adjustment to exclude a decrease in 2010 in ComEd and PECO’s asset retirement obligations and a decrease in 2009 in Generation’s decomissioning obligation.
(k)	Adjustment to exclude 2010 and 2009 remeasurements of income tax uncertainties and a 2009 change in state deferred income taxes.
(l)	Adjustment to exclude unrealized gains in 2010 and 2009 associated with Generation’s NDT fund investments and the associated contractual accounting relating to income taxes.
(m)	Adjustment to exclude 2009 charges associated with the elimination of management and staff positions.
(n)	Adjustment to exclude a non-cash charge for the impairment of certain of Generation’s Texas plants.
(o)	Adjustment to exclude costs associated with early debt retirements.

Exelon Generation Company – Reconciliation of Adjusted (non-GAAP) Operating Earnings

to GAAP Consolidated Statements of Operations (unaudited)

	Twelve Months Ended December 31, 2010				Twelve Months Ended December 31, 2009

(in millions)	GAAP(a)	Adjustments		Adjusted Non-GAAP	GAAP(a)	Adjustments		Adjusted Non-GAAP
Operating revenues	$10,025	$21	(b)	$10,046	$9,703	$98	(b)	$9,801

Operating expenses
Purchased power	1,853	(3	)(c)	1,850	1,338	94	(c)	1,432
Fuel	1,610	32	(c),(d)	1,642	1,594	87	(c)	1,681
Operating and maintenance	2,812	(18	)(e),(f),(g)	2,794	2,938	(207	)(f),(j),(k),(l)	2,731
Depreciation and amortization	474	(80	)(f)	394	333	(32	)(f)	301
Taxes other than income	230	–		230	205	–		205

Total operating expenses	6,979	(69)		6,910	6,408	(58)		6,350

Operating income	3,046	90		3,136	3,295	156		3,451

Other income and deductions
Interest expense, net	(153)	–		(153)	(113)	2	(m)	(111)
Loss in equity method investments	–	–		–	(3)	–		(3)
Other, net	257	(155	)(h)	102	376	(320	)(h),(m),(n)	56

Total other income and deductions	104	(155)		(51)	260	(318)		(58)

Income before income taxes	3,150	(65)		3,085	3,555	(162)		3,393

Income taxes	1,178	(21	)(b),(c),(d),(e),	1,157	1,433	(132	)(b),(c),(f),(h),(j),	1,301
			(f),(g),(h),(i)				(k),(l),(m),(n)

Net income	$1,972	$(44)		$1,928	$2,122	(30)		$2,092

(a)	Results reported in accordance with GAAP.
(b)	Adjustment to exclude the impact of the 2007 Illinois electric rate settlement.
(c)	Adjustment to exclude the mark-to-market impact of Generation’s economic hedging activities.
(d)	Adjustment to exclude a non-cash charge for the impairment of certain SO2 emission allowances as a result of declining market prices since the release of the EPA’s proposed Transport Rule in the third quarter of 2010.
(e)	Adjustment to exclude costs associated with Exelon’s acquisition of JDR (now known as Exelon Wind).
(f)	Adjustment to exclude costs associated with the planned retirement of fossil generating units.
(g)	Adjustment to exclude a non-cash charge related to the passage of Federal health care legislation that reduces the deductibility of retiree prescription drug benefits for Federal income tax purposes to the extent they are reimbursed under Medicare Part D.
(h)	Adjustment to exclude unrealized gains in 2010 and 2009 associated with Generation’s NDT fund investments and the associated contractual accounting relating to income taxes.
(i)	Adjustment to exclude a 2010 remeasurement of income tax uncertainties.
(j)	Adjustment to exclude a decrease in 2009 in Generation’s decommissioning obligation.
(k)	Adjustment to exclude 2009 charges associated with the elimination of management and staff positions.
(l)	Adjustment to exclude a non-cash charge for the impairment of certain of Generation’s Texas plants.
(m)	Adjustment to exclude costs associated with early debt retirements.
(n)	Adjustment to exclude a change in state deferred income taxes.

Commonwealth Edison Company – Reconciliation of Adjusted (non-GAAP) Operating Earnings

to GAAP Consolidated Statements of Operations (unaudited)

	Twelve Months Ended December 31, 2010				Twelve Months Ended December 31, 2009

(in millions)	GAAP(a)	Adjustments		Adjusted Non-GAAP	GAAP(a)	Adjustments		Adjusted Non-GAAP
Operating revenues	$6,204	$4	(c),(d)	$6,208	$5,774	$16	(c),(d)	$5,790

Operating expenses
Purchased power	3,307	–		3,307	3,065	–		3,065
Operating and maintenance	975	7	(e),(f)	982	1,028	(20	)(c),(h)	1,008
Operating and maintenance for regulatory required programs(b)	94			94	63	–		63
Depreciation and amortization	516	–		516	494	–		494
Taxes other than income	256	–		256	281	–		281

Total operating expenses	5,148	7		5,155	4,931	(20)		4,911

Operating income	1,056	(3)		1,053	843	36		879

Other income and deductions
Interest expense, net	(386)	59	(g)	(327)	(319)	(6	)(g)	(325)
Other, net	24	–		24	79	(60	)(g)	19

Total other income and deductions	(362)	59		(303)	(240)	(66)		(306)

Income before income taxes	694	56		750	603	(30)		573

Income taxes	357	(59	)(c),(d),(e),(f),(g)	298	229	(12	)(c),(d),(g),(h)	217

Net income	$337	$115		$452	$374	$(18)		$356

(a)	Results reported in accordance with GAAP.
(b)	Includes amounts for various legislative and/or regulatory programs that are recoverable from customers on a full and current basis through a reconcilable automatic adjustment clause. An equal and offsetting amount has been reflected in operating revenues.
(c)	Adjustment to exclude the impact of the 2007 Illinois electric rate settlement.
(d)	Adjustment to exclude the costs associated with ComEd’s 2007 settlement agreement with the City of Chicago.
(e)	Adjustment to exclude a decrease in 2010 in ComEd’s asset retirement obligation.
(f)	Adjustment to exclude a non-cash charge related to the passage of Federal health care legislation that reduces the deductibility of retiree prescription drug benefits for Federal income tax purposes to the extent they are reimbursed under Medicare Part D.
(g)	Adjustment to exclude 2010 and 2009 remeasurements of income tax uncertainties.
(h)	Adjustment to exclude 2009 charges associated with the elimination of management and staff positions.

PECO Energy Company – Reconciliation of Adjusted (non-GAAP) Operating Earnings

to GAAP Consolidated Statements of Operations (unaudited)

	Twelve Months Ended December 31, 2010				Twelve Months Ended December 31, 2009

(in millions)	GAAP(a)	Adjustments		Adjusted Non-GAAP	GAAP(a)	Adjustments		Adjusted Non-GAAP

Operating revenues	$5,519	$–		$5,519	$5,311	$–		$5,311

Operating expenses
Purchased power	2,361	–		2,361	2,274	–		2,274
Fuel	401	–		401	472	–		472
Operating and maintenance	680	(1	)(c),(d)	679	640	(3	)(f)	637
Operating and maintenance for regulatory required programs(b)	53	–		53	–	–		–
Depreciation and amortization	1,060	–		1,060	952	–		952
Taxes other than income	303	–		303	276	–		276

Total operating expenses	4,858	(1)		4,857	4,614	(3)		4,611

Operating income	661	1		662	697	3		700

Other income and deductions
Interest expense, net	(193)	36	(e)	(157)	(187)	–		(187)
Equity in losses of unconsolidated affiliates	–	–		–	(24)	–		(24)
Other, net	8	2	(e)	10	13	–		13

Total other income and deductions	(185)	38		(147)	(198)	–		(198)

Income before income taxes	476	39		515	499	3		502

Income taxes	152	8	(c),(d),(e)	160	146	2	(f)	148

Net income	$324	$31		$355	$353	$1		$354

(a)	Results reported in accordance with GAAP.
(b)	Includes amounts for various legislative and/or regulatory programs that are recoverable from customers on a full and current basis through a reconcilable automatic adjustment clause. An equal and offsetting amount has been reflected in operating revenues.
(c)	Adjustment to exclude a decrease in 2010 in PECO’s asset retirement obligation.
(d)	Adjustment to exclude a non-cash charge related to the passage of Federal health care legislation that reduces the deductibility of retiree prescription drug benefits for Federal income tax purposes to the extent they are reimbursed under Medicare Part D.
(e)	Adjustment to exclude a 2010 remeasurement of income tax uncertainties.
(f)	Adjustment to exclude 2009 charges associated with the elimination of management and staff positions.

Exelon and Operating Companies – Capital Structure and Capitalization Ratios

(at December 31)	2010				2009						2008

Exelon (consolidated)	(in millions	)	(in percent	)	(in millions	)	(in percent	)	(in percent	)(a)	(in millions	)	(in percent	)	(in percent	)(a)
Total Debt	$12,828		48.4		$12,594		49.7		48.9		$13,151		54.1		51.9
Preferred Securities of Subsidiaries	87		0.3		87		0.3		0.3		87		0.4		0.4
Total Equity	13,563		51.2		12,640		49.9		50.8		11,047		45.5		47.7

Total Capitalization	$26,478				$25,321						$24,285

Transition Debt	$–				$415						$1,124

Exelon Generation
Total Debt	$3,679		33.9		$2,993		30.6				$2,514		27.7
Total Equity	7,177		66.1		6,792		69.4				6,566		72.3

Total Capitalization	$10,856				$9,785						$9,080

ComEd
Total Debt	$5,207		43.0		$5,072		42.4				$4,992		42.6
Total Shareholders’ Equity	6,910		57.0		6,882		57.6				6,735		57.4

Total Capitalization	$12,117				$11,954						$11,727

PECO Energy
Total Debt(b)	$2,631		47.0		$2,820		51.5		47.6		$3,374		59.8		49.8
Preferred Securities	87		1.6		87		1.6		1.7		87		1.5		1.9
Total Shareholders’ Equity	2,883		51.5		2,565		46.9		50.7		2,182		38.7		48.3

Total Capitalization	$5,601				$5,472						$5,643

Transition Debt	$–				$415						$1,124

(a) Excluding PECO transition debt.

(b) Includes PECO’s accounts receivable agreement at December 31, 2010 of $225 million, which is classified as a short-term note payable.

Note: Numbers may not add due to rounding.

Credit Ratings as of March 31, 2011

	Moody’s Investors Service	(a)	Standard & Poor’s Corporation	(a)	Fitch Ratings	(a)

Exelon Corporation
Senior Unsecured Debt	Baa1		BBB-		BBB+
Commercial Paper	P2		A2		F2
Exelon Generation
Senior Unsecured Debt	A3		BBB		BBB+
Commercial Paper	P2		A2		F2
ComEd
Senior Secured Debt	Baa1		A-		BBB+
Senior Unsecured Debt	Baa3		BBB		BBB
Commercial Paper	P3		A2		F3
PECO Energy
Senior Secured Debt	A1		A-		A
Senior Unsecured Debt	A3		not rated		A-
Commercial Paper	P2		A2		F2

(a) Rating outlook for all entities is stable.

Exelon Corporate – Long-Term Debt Outstanding as of December 31, 2010

Series	Interest Rate	Date Issued	Maturity Date	Total Debt Outstanding	Current Portion	Long-Term Debt
(in millions)
Senior Notes
2005 Senior Notes	4.90%	6/9/05	6/15/15	$800	$–	$800
2005 Senior Notes	5.625%	6/9/05	6/15/35	500	–	500

Total Senior Notes				$1,300	$–	$1,300

Unamortized Debt Disc. & Prem. & Fair Value Hedge Carrying Value Adj., Net				13	–	13

Total Long-Term Debt				$1,313	$–	$1,313

Maturities
2011	$–	2014	–
2012	–	2015	$800
2013	–

Exelon Generation – Long-Term Debt Outstanding as of December 31, 2010

Series	Interest Rate	Date Issued	Maturity Date	Total Debt Outstanding	Current Portion	Long-Term Debt
(in millions)
Senior Notes
2003 Senior Unsecured Notes	5.35%	12/19/03	1/15/14	$500	$–	$500
2007 Senior Unsecured Notes	6.20%	9/28/07	10/1/17	700	–	700
2009 Senior Unsecured Notes	5.20%	9/23/09	10/1/19	600	–	600
2010 Senior Unsecured Notes	4.00%	9/30/10	10/1/20	550	–	550
2009 Senior Unsecured Notes	6.25%	9/23/09	10/1/39	900	–	900
2010 Senior Unsecured Notes	5.75%	9/30/10	10/1/41	350	–	350
Exelon Wind	2.00%	12/10/10	7/31/17	0	0	0
Exelon Wind	2.00%	12/10/10	7/31/17	1	0	1

Total Senior Notes				$3,602	$0	$3,602

Unsecured Pollution Control Notes
Armstrong Co. 2009 A	5.00%	6/3/09	12/1/42	46	–	46

Total Unsec. Pollution Control Notes				$46	$–	$46

Notes Payable
Capital Leases				$36	$3	$33

Unamortized Debt Discount & Premium, Net				(5)	–	(5)

Total Long-Term Debt				$3,679	$3	$3,676

Maturities
2011	$3	2014	503
2012	3	2015	$3
2013	3

Note: Amounts may not add due to rounding.

ComEd – Long-Term Debt Outstanding as of December 31, 2010

Series	Interest Rate	Date Issued	Maturity Date	Total Debt Outstanding	Current Portion	Long-Term Debt
(in millions)
First Mortgage Bonds
105	5.40%	12/19/06	12/15/11	$345	$345	$–
98	6.15%	3/13/02	3/15/12	450	–	450
92	7.625%	4/15/93	4/15/13	125	–	125
94	7.50%	7/1/93	7/1/13	127	–	127
Pollution Control-1994C	5.85%	1/15/94	1/15/14	17	–	17
101	4.70%	4/7/03	4/15/15	260	–	260
104	5.95%	8/28/06	8/15/16	415	–	415
IL Fin. Authority Series 2008 F	var. rate	5/9/08	3/1/17	91	–	91
106	6.15%	9/10/07	9/15/17	425	–	425
108	5.80%	3/27/08	3/15/18	700	–	700
IL Fin. Authority Series 2008 D	var. rate	5/9/08	3/1/20	50	–	50
109	4.00%	8/2/10	8/1/20	500	–	500
IL Fin. Authority Series 2008 E	var. rate	6/27/08	5/1/21	50	–	50
100	5.875%	1/22/03	2/1/33	254	–	254
103	5.90%	3/6/06	3/15/36	625	–	625
107	6.45%	1/16/08	1/15/38	450	–	450

Total First Mortgage Bonds				$4,883	$345	$4,538

Sinking Fund Debentures
Sinking Fund Debenture	4.75%	12/1/61	12/1/11	2	2	–

Total Sinking Fund Debentures				$2	$2	$–

Notes Payable
Notes Payable	6.95%	7/16/98	7/15/18	140	–	140

Total Notes Payable				$140	$–	$140

Long-Term Debt To Financing Trusts
Subordinated Debentures to ComEd Financing III	6.35%	3/17/03	3/15/33	206	–	206

Total Long-Term Debt to Financing Trusts				$206	$–	$206

Unamortized Debt Disc. & Prem., Net				(24)	–	(24)

Total Long-Term Debt				$5,207	$347	$4,860

Maturities
2011	$347
2012	450
2013	252
2014	17
2015	$260

Note: Amounts may not add due to rounding.

PECO Energy – Long-Term Debt Outstanding as of December 31, 2010

Series	Interest Rate	Date Issued	Maturity Date	Total Debt Outstanding	Current Portion	Long-Term Debt

(in millions)
First Mortgage Bonds
FMB	5.95%	11/1/01	11/1/11	$250	$250	$–
FMB	4.75%	9/23/02	10/1/12	225	–	225
FMB	5.60%	10/2/08	10/15/13	300	–	300
FMB	5.00%	3/26/09	10/1/14	250	–	250
FMB	5.35%	3/3/08	3/1/18	500	–	500
FMB	5.90%	4/23/04	5/1/34	75	–	75
FMB	5.95%	9/25/06	10/1/36	300	–	300
FMB	5.70%	3/19/07	3/15/37	175	–	175

Total First Mortgage Bonds				$2,075	$250	$1,825

Mortgage-Backed Pollution Control Notes
Delaware Co. 2008 Ser. A	4.00%	3/5/08	12/1/12	150	–	150

Total Mortgage-Backed Pollution Control Notes				$150	$–	$150

Long-Term Debt to Financing Trusts
PECO Energy Capital Trust III	7.38%	4/6/98	4/6/28	81	–	81
PECO Energy Capital Trust IV	5.75%	6/24/03	6/15/33	103	–	103

Total Long-Term Debt to Financing Trusts				$184	$–	$184

Unamortized Debt Discount & Premium, Net				(3)	–	(3)

Total Long-Term Debt				$2,406	$250	$2,156

(a) PETT = PECO Energy Transition Trust

Maturities
2011	$250
2012	375
2013	300
2014	250
2015	$–

Exelon and Operating Companies – Credit Facilities and Commercial Paper as of December 31, 2010

	Generation	ComEd	PECO	Exelon Corporate	Total
(in millions)
Unsecured Revolving Credit Facilities(a),(b)	$4,834	$1,000	$574	$957	$7,365
Outstanding Facility Draws	–	–	–	–	–
Outstanding Letters of Credit	(214)	(196)	(1)	(7)	(418)

Available Capacity under Facilities(c)	4,620	804	573	950	6,947
Outstanding Commercial Paper	–	–	–	–	–

Available Capacity less Outstanding Comm. Paper	$4,620	$804	$573	$950	$6,947

(a)	Equals aggregate bank commitments under revolving credit agreements. On March 23, 2011, Exelon Corporate, Generation and PECO replaced their unsecured revolving credit facilities with new facilities with aggregate bank commitments of $500 million, $5.3 billion and $600 million, respectively. These credit facilities expire on March 23, 2016, unless extended. ComEd’s facility extends to March 25, 2013.
(b)	Excludes additional credit facility agreements for Generation, ComEd and PECO with aggregate commitments of $30 million, $32 million and $32 million, respectively, arranged with minority and community banks. These facilities expire on October 21, 2011 and are solely for issuing letters of credit, which totaled $11 million, $26 million and $20 million for Generation, ComEd and PECO, respectively, as of December 31, 2010.
(c)	Represents unused bank commitments under the borrower’s credit agreements net of outstanding letters of credit and credit facility draws. The amount of commercial paper outstanding does not reduce the available capacity under the credit agreements.

Exelon Service Area and Selected Generating Assets(a)

Illinois		Pennsylvania		2010 Exelon Generation – Ownership Equity
A	Exelon Corporate HQ	C	Exelon Power Team HQ
A	ComEd HQ	C	Exelon Power HQ		Output in	Capacity in
B	Exelon Nuclear HQ	C	Exelon Generation HQ	Megawatt Hours (MWh)		Megawatts (MW)

1	Braidwood (N)	D	PECO HQ	Nuclear	92.9%	66.5%
2	Byron (N)	15	Conemaugh (F)	Coal	5.1%	5.6%
3	Clinton (N)	16	Cromby (F)	Oil	0.1%	7.7%
4	Dresden (N)	17	Eddystone (F)	Gas	0.9%	10.6%
5	LaSalle (N)	18	Fairless Hills (R)	Hydro/Renewables	1.0%	9.6%

6	Quad Cities (N)	19	Keystone (F)
7	Southeast Chicago (F)	20	Limerick (N)
28	City Solar (R)	21	Muddy Run (R)
		22	Peach Bottom (N)
Maine		23	Schuylkill (F)

(a) Owned generating capacity in service at December 31, 2010, excluding long-term contracts. Map does not show 8 sites in the Philadelphia area where Exelon has peaking combustion turbines.

(b) Refer to page 21 for a detailed list of Exelon Wind facilities and locations.

8	Wyman (F)	24	Three Mile Island (N)
		Texas
Maryland
9	Conowingo (R)	25	Handley (F)
		26	LaPorte (F)
Massachusetts		27	Mountain Creek (F)
10	Framingham (F)
11	New Boston (F)
12	West Medway (F)

New Jersey
13	Oyster Creek (N)
14	Salem (N)

Exelon Generation – Generating Resources

Sources of Electric Supply(a)

(GWhs)	2010	2009	2008
Nuclear units	140,010	139,670	139,342
Purchases – non-trading portfolio(b)	21,062	23,206	26,263
Fossil, renewable and hydroelectric units	10,717	10,189	10,569
Total supply	171,789	173,065	176,174

Type of Capacity

(MWs) At December 31,	2010	2009	2008
Owned generation assets
Nuclear	17,047	17,009	16,983
Fossil	6,189	6,189	6,184
Hydroelectric and renewable	2,383	1,652	1,642
Owned generation assets	25,619	24,850	24,809
Long-term contracts	6,139	6,153	6,483
Total generating resources	31,758	31,003	31,292

(a) Represents Generation’s proportionate share of the output of its generating plants.

(b) Reflects all power purchased under long-term contracts.

Long-Term Contracts

(At December 31, 2010)

ISO Region	Dispatch Type	Location	Seller	Fuel Type	Delivery Term	Capacity (MW)
PJM	Base-load	Kincaid, IL	Kincaid Generation, LLC	Coal	1998 – 2013	1,108

SERC	Peaking	Franklin, GA	Tenaska Georgia Partners, LP(a)	Oil/Gas	2001 – 2030	945

ERCOT	Intermediate	Shiro, TX	Tenaska Frontier Partners, Ltd.	Oil/Gas	2000 – 2020	830

SPP	Intermediate	Jenks, OK	Green Country Energy, LLC(b)	Oil/Gas	2002 – 2022	778

PJM	Peaking	Elwood, IL	Elwood Energy, LLC	Oil/Gas	2001 – 2012	775

PJM	Peaking	Manhattan, IL	Lincoln Generating Facility, LLC	Oil/Gas	2003 – 2011	664

ERCOT	Intermediate	Granbury, TX	Wolf Hollow 1, LP	Oil/Gas	2003 – 2023	350

PJM	Base-load	McLean, IL	Old Trail Windfarm, LLC	Wind	2008 – 2026	198

PJM	Intermediate	Philadelphia, PA	Trigen-Philadelphia Energy Corp.	Oil/Gas	1997 – 2017	150

PJM	Peaking	Morris, IL	Morris Cogeneration, LLC	Oil/Gas	2001 – 2011	100

PJM	Base-load	Thomas, WV	NextEra Energy Resources, LLC	Wind	2002 – 2022	66

PJM	Base-load	Wayne County, PA	NextEra Energy Resources, LLC	Wind	2003 – 2023	64

PJM	Peaking	Kincaid, IL	Kincaid Generation, LLC	Coal	2001 – 2013	50

PJM	NUG	W. Conshohocken, PA	Montenay Montgomery, LP	Municipal waste	1991 – 2011	28

PJM	Base-load	Mill Run, PA	NextEra Energy Resources, LLC	Wind	2001 – 2021	16

PJM	Base-load	Somerset, PA	NextEra Energy Resources, LLC	Wind	2001 – 2021	9

PJM	Base-load	Bellefontaine, OH	Bellefontaine Gas Producers, LLC	Landfill gas	2009 – 2018	5

PJM	Peaking	Morrisville, PA	Epuron LLC	Solar	2008 – 2028	3
Total						6,139

ISO = Independent System Operator

NUG = Non-utility generator

(a)	Generation has sold its rights to 945 MW of capacity, energy, and ancillary services supplied from its existing long-term contract with Tenaska Georgia Partners, LP through a PPA with Georgia Power, a subsidiary of Southern Company, for a 20-year period that began on June 1, 2010.
(b)	Commencing June 1, 2012 and lasting for 10 years, Generation has agreed to sell its rights to 520 MW, or approximately two-thirds, of capacity, energy, and ancillary services supplied from its existing long-term contract with Green Country Energy, LLC through a PPA with Public Service Company of Oklahoma, a subsidiary of American Electric Power Company, Inc.

Exelon Generation – Nuclear Generating Capacity

Exelon Nuclear Fleet(a)

(At December 31, 2010)
Station	Net Annual of Units	Location Water Body	Plant Type	NSSS Vendor	Net Annual Mean Rating (MW)	Ownership
Braidwood	2	Braidwood, IL Kankakee River	PWR	W	1,194/1,166	100%

Byron	2	Byron, IL Rock River	PWR	W	1,183/1,153	100%

Clinton	1	Clinton, IL Clinton Lake	BWR	GE	1,067	100%

Dresden	2	Morris, IL Kankakee River	BWR	GE	880/871	100%

LaSalle	2	Seneca, IL Illinois River	BWR	GE	1,136/1,150	100%

Limerick	2	Limerick Township, PA Schuylkill River(f)	BWR	GE	1,144/1,145	100%

Oyster Creek	1	Forked River, NJ Barnegat Bay	BWR	GE	625	100%

Peach Bottom	2	Peach Bottom Township, PA Susquehanna River	BWR	GE	1,148/1,148	50% Exelon, 50% PSEG Nuclear

Quad Cities	2	Cordova, IL Mississippi River	BWR	GE	883/910	75% Exelon 25% Mid-American Energy Holdings

Three Mile Island	1	Londonberry Township, PA Susquehanna River	PWR	B&W	837	100%
Total	17				17,642	16,044 MW owned

Average in-service time = 30 years

Note: Fleet also includes 4 shutdown units: Peach Bottom 1, Dresden 1, Zion 1 and 2.

(a)	Does not include Exelon Generation’s 42.59%, 1,003 MW, interest in Salem Units 1 and 2 (PWRs). Last refueling outages: Salem Unit 1 completed April 2010 and Unit 2 completed November 2009 (18-month cycle). 2010 capacity and generation data is at ownership. Salem located in Hancock’s Bridge, NJ on the Delaware Estuary and has an open cooling water system.
(b)	Open — a system that circulates water withdrawn from the environment, returning it, albeit at a higher temperature, to its source. Closed — a system that recirculates cooling water with waste heat dissipated to the atmosphere through evaporation.
(c)	Dry cask storage will be in operation at all sites prior to the closing of on-site storage pools.
(d)	18-month refueling cycle.
(e)	24-month refueling cycle.
(f)	Supplemented with water from the Wadesville Mine Pool and the Still Creek Reservoir at Tamaqua via the Schuylkill River, and the Delaware River via the Bradshaw Reservoir and Perkiomen Creek.
(g)	On December 8, 2010, Generation announced that it will permanently cease generation operation at Oyster Creek by December 31, 2019.

Notes:	PWR = pressurized water reactor; BWR = boiling water reactor
NSSS Vendor = Nuclear Steam Supply System Vendor
Amounts may not add due to rounding.

Nuclear Operating Data

	2010	2009	2008
Fleet capacity factor(a)	93.9%	93.6%	93.9%
Fleet production cost per MWh(a)	$17.31	$16.07	$15.87

Refueling Outages – 2010

– Conducted 9 refueling outages(a)

– Average refueling outage duration: 26 days(a)

Net Generation – 2010

– GWhs, excluding Salem 132,032

– GWhs, including Salem 140,010

Refueling Outages (including Salem)

2010: 10 actual

2011: 12 planned

2012: 10 planned

2013: 10 planned

2014: 11 planned

2015: 11 planned

(a) Excludes Salem; Salem Unit 1 and Unit 2 capacity factors in 2010 were 85.3% and 96.9%, respectively.

Exelon Generation – Nuclear Generating Capacity

Station	Start Date	License Expires	Cooling Water System(b)	Spent Fuel Pool Capacity Reached(c)	Last Refueling Completed by Unit	2010 Generation (GWh)
Braidwood	1988	2026/2027	Closed	2012	Nov-10/Oct-09(d)	19,200
			(dedicated pond)

Byron	1985/1987	2024/2026	Closed	Dry cask storage	Oct-09/May-10(d)	19,856

Clinton	1987	2026	Closed	2018	Feb-10(e)	8,614

Dresden	1970/1971	2029/2031	Open	Dry cask storage	Dec-09/Nov-10(e)	14,593

LaSalle	1984	2022/2023	Closed	Dry cask storage	Mar-10/Mar-11(e)	19,133

Limerick	1986/1990	2024/2029	Closed	Dry cask storage	Apr-10/Apr-09(e)	18,926

Oyster Creek	1969	2029(g)	Open	Dry cask storage	Dec-10(e)	4,602

Peach Bottom	1974	2033/2034	Open	Dry cask storage	Oct-10/Oct-09(e)	9,378

Quad Cities	1973	2032/2032	Open	Dry cask storage	May-09/Apr-10(e)	11,097

Three Mile Island	1974	2034	Closed	2023	Jan-10(e)	6,634
Total						132,032

Exelon Generation – Total Electric Generating Capacity

Owned net electric generating capacity by station at December 31, 2010:

Base-load units are plants that normally operate to take all or part of the minimum continuous load of a system, and consequently produce electricity at an essentially constant rate. Intermediate units are plants that normally operate to take load of a system during the daytime higher load hours, and consequently produce electricity by cycling on and off daily. Peaking units consist of low-efficiency, quick response steam units, gas turbines, diesels, and pumped-storage hydroelectric equipment normally used during the maximum load periods.

Station	Location	Number of Units	Percent Owned	(a)	Primary Fuel Type	Primary Dispatch Type	Net Generation Capacity (MW)	(b)

Nuclear
Braidwood	Braidwood, IL	2			Uranium	Base-load	2,360
Byron	Byron, IL	2			Uranium	Base-load	2,336
Clinton	Clinton, IL	1			Uranium	Base-load	1,067
Dresden	Morris, IL	2			Uranium	Base-load	1,751
LaSalle	Seneca, IL	2			Uranium	Base-load	2,286
Limerick	Limerick Twp., PA	2			Uranium	Base-load	2,289
Oyster Creek	Forked River, NJ	1			Uranium	Base-load	625	(c)
Peach Bottom	Peach Bottom Twp., PA	2	50.00		Uranium	Base-load	1,148	(d)
Quad Cities	Cordova, IL	2	75.00		Uranium	Base-load	1,345	(d)
Salem	Hancock’s Bridge, NJ	2	42.59		Uranium	Base-load	1,003	(d)
Three Mile Island	Londonderry Twp, PA	1			Uranium	Base-load	837

							17,047
Fossil (Steam Turbines)
Conemaugh	New Florence, PA	2	20.72		Coal	Base-load	352	(d)
Cromby 1	Phoenixville, PA	1			Coal	Intermediate	144	(e)
Cromby 2	Phoenixville, PA	1			Oil/Gas	Intermediate	201	(e)
Eddystone 1, 2	Eddystone, PA	2			Coal	Intermediate	588	(e)
Eddystone 3, 4	Eddystone, PA	2			Oil/Gas	Intermediate	760
Fairless Hills	Falls Twp, PA	2			Landfill Gas	Peaking	60
Handley 4, 5	Fort Worth, TX	2			Gas	Peaking	870
Handley 3	Fort Worth, TX	1			Gas	Intermediate	395
Keystone	Shelocta, PA	2	20.99		Coal	Base-load	357	(d)
Mountain Creek 6, 7	Dallas, TX	2			Gas	Peaking	240
Mountain Creek 8	Dallas, TX	1			Gas	Intermediate	565
Schuylkill	Philadelphia, PA	1			Oil	Peaking	166
Wyman	Yarmouth, ME	1	5.89		Oil	Intermediate	36	(d)

							4,734
Fossil (Combustion Turbines)
Chester	Chester, PA	3			Oil	Peaking	39
Croydon	Bristol Twp., PA	8			Oil	Peaking	391
Delaware	Philadelphia, PA	4			Oil	Peaking	56
Eddystone	Eddystone, PA	4			Oil	Peaking	60
Falls	Falls Twp., PA	3			Oil	Peaking	51
Framingham	Framingham, MA	3			Oil	Peaking	29
LaPorte	Laporte, TX	4			Gas	Peaking	152
Medway	West Medway, MA	3			Oil/Gas	Peaking	105
Moser	Lower Pottsgrove Twp., PA	3			Oil	Peaking	51
New Boston	South Boston, MA	1			Oil	Peaking	12
Pennsbury	Falls Twp., PA	2			Landfill Gas	Peaking	6
Richmond	Philadelphia, PA	2			Oil	Peaking	96
Salem	Hancock’s Bridge, NJ	1	42.59		Oil	Peaking	16	(d)
Schuylkill	Philadelphia, PA	2			Oil	Peaking	30
Southeast Chicago	Chicago, IL	8			Gas	Peaking	296
Southwark	Philadelphia, PA	4			Oil	Peaking	52

							1,442

Exelon Generation – Total Electric Generating Supply

(continued)

Owned net electric generating capacity by station at December 31, 2010:

Station	Location	Number of Units	Percent Owned	(a)	Primary Fuel Type	Primary Dispatch Type	Net Generation Capacity (MW)	(b)

Fossil (Internal Combustion/Diesel)
Conemaugh	New Florence, PA	4	20.72		Oil	Peaking	2	(d)
Cromby	Phoenixville, PA	1			Oil	Peaking	3
Delaware	Philadelphia, PA	1			Oil	Peaking	3
Keystone	Shelocta, PA	4	20.99		Oil	Peaking	2	(d)
Schuylkill	Philadelphia, PA	1			Oil	Peaking	3

							13

Hydroelectric and Renewable(f)
AgriWind	Bureau Co., IL	4	99		Wind	Base-load	8	(d)
Blue Breezes	Faribault Co., MN	2			Wind	Base-load	3
Bluegrass Ridge	Gentry Co., MO	27	99		Wind	Base-load	56	(d)
Brewster	Jackson Co., MN	6	94-99		Wind	Base-load	6	(d)
Cassia	Twin Falls Co., ID	14			Wind	Base-load	29
Cisco	Jackson Co., MN	4	99		Wind	Base-load	8	(d)
City Solar	Chicago, IL	n.a.			Solar	Base-load	10
Conception	Nodaway Co., MO	24			Wind	Base-load	50
Conowingo	Harford Co., MD	11			Hydroelectric	Base-load	572
Cow Branch	Atchinson Co., MO	24			Wind	Base-load	50
Cowell	Pipestone Co., MN	1	99		Wind	Base-load	2	(d)
CP Windfarm	Faribault Co., MN	2			Wind	Base-load	4
Echo 1	Umatilla Co., OR	21	99		Wind	Base-load	34	(d)
Echo 2	Morrow Co., OR	10			Wind	Base-load	20
Echo 3	Morrow Co., OR	6	99		Wind	Base-load	10	(d)
Ewington	Jackson Co., MN	10	99		Wind	Base-load	20	(d)
Greensburg	Kiowa Co., KS	10			Wind	Base-load	13
Harvest	Huron Co., MI	32			Wind	Base-load	53
High Plains	Moore Co., TX	8	99.5		Wind	Base-load	10	(d)
Exelon Wind 1	Hansford Co., TX	8			Wind	Base-load	10
Exelon Wind 2	Hansford Co., TX	8			Wind	Base-load	10
Exelon Wind 3	Hansford Co., TX	8			Wind	Base-load	10
Exelon Wind 4	Hansford Co., TX	38			Wind	Base-load	80
Exelon Wind 5	Sherman Co., TX	8			Wind	Base-load	10
Exelon Wind 6	Sherman Co., TX	8			Wind	Base-load	10
Exelon Wind 7	Moore Co., TX	8			Wind	Base-load	10
Exelon Wind 8	Moore Co., TX	8			Wind	Base-load	10
Exelon Wind 9	Moore Co., TX	8			Wind	Base-load	10
Exelon Wind 10	Moore Co., TX	8			Wind	Base-load	10
Exelon Wind 11	Moore Co., TX	8			Wind	Base-load	10
Loess Hills	Atchinson Co., MO	4			Wind	Base-load	5
Marshall	Lyon Co., MN	9	98-99		Wind	Base-load	19	(d)
Michigan Wind	Bingham Twp., MI	46			Wind	Base-load	69
Mountain Home	Elmore Co., ID	20			Wind	Base-load	40
Muddy Run	Lancaster, PA	8			Hydroelectric	Intermediate	1,070
Norgaard	Lincoln Co., MN	7	99		Wind	Base-load	9	(d)
Threemile Canyon	Morrow Co., OR	6			Wind	Base-load	10
Tuana Springs	Twin Falls Co., ID	8			Wind	Base-load	17
Wolf	Nobles Co., MN	5	99		Wind	Base-load	6	(d)

							2,383
Total							25,619

(a)	100%, unless otherwise indicated.
(b)	For nuclear stations, capacity reflects the annual mean rating. All other stations reflect a summer rating.
(c)	On December 8, 2010, Generation announced that it will permanently cease generation operation at Oyster Creek by December 31, 2019.
(d)	Net generation capacity is stated at proportionate ownership share.
(e)	On December 2, 2009, Generation announced its intention to permanently retire four of its fossil-fired generating units. Cromby 1 and Eddystone 1 scheduled to retire effective May 31, 2011. Cromby 2 and Eddystone 2 scheduled to retire effective December 31, 2011 and June 1, 2012, respectively.
(f)	Includes Exelon Wind assets acquired on December 9, 2010.

Fossil Emissions and Reduction Technology Summary

Owned generation as of December 31, 2010. Table does not include station auxiliary equipment or peaking combustion turbines.

		Net Generation Available for Sale (GWh)

Fossil Station (Location) / Water Body	Capacity (MW, Summer Rating)	2010	2009	2008

Conemaugh (New Florence, PA) / Conemaugh River Units: 2 coal units (baseload) Data reflects Exelon Generation’s 20.72% plant ownership.	352	2,519	2,517	2,376

Cromby(a) (Phoenixville, PA) / Schuylkill River Units: 1 coal unit (intermediate), 1 oil/gas steam unit (intermediate)	345	564	524	679

Eddystone(a) (Eddystone, PA) / Delaware River Units: 2 coal units (intermediate), 2 oil/gas steam units (intermediate)	1,348	2,033	2,041	2,152

Fairless Hills (Falls Township, PA) / Delaware River Units: 2 landfill gas units (peaking)	60	239	237	227

Handley (Ft. Worth, TX) / Lake Arlington Units: 3 gas steam units (2 peaking/1 intermediate)	1,265	362	523	426

Keystone (Shelocta, PA) / Keystone Lake Units: 2 coal units (baseload) Data reflects Exelon Generation’s 20.99% plant ownership.	357	2,844	2,212	2,969

Mountain Creek (Dallas, TX) / Mountain Creek cooling pond Units: 3 gas steam units (2 peaking/1 intermediate)	805	726	689	246

Schuylkill (Philadelphia, PA) / Schuylkill River Units: 1 oil steam unit (peaking)	166	8	9	28

(a)	On December 2, 2009, Generation announced its intention to permanently retire four of its fossil-fired generating units. Cromby 1 and Eddystone 1 scheduled to retire effective May 31, 2011. Cromby 2 and Eddystone 2 scheduled to retire effective December 31, 2011 and June 1, 2012, respectively.

Fossil Emissions and Reduction Technology Summary

Emissions (thousand tons)				Reduction Technology
Type	2010	2009	2008	SO2 Scrubber		Post combustion NOx controls (SCR or SNCR)		Low NOx burners with separated overfire air		Induced flue gas recirculation for NOx	Cooling Water System
Conemaugh
SO2	1.5	1.5	1.3	X
NOx	4.0	3.9	3.6					X			Closed
CO2	2,488.2	2,486.0	2,254.9

Cromby
SO2	2.1	2.2	3.4	X
NOx	1.3	1.1	1.9	(Coal Unit	)	X		X
CO2	680.6	615.4	965.0			(Coal Unit	)	(Coal Unit	)		Open

Eddystone
SO2	4.9	5.3	5.4	X
NOx	3.8	3.8	4.1	(Coal Units	)	X		X
CO2	2,748.0	2,754.5	2,827.0			(Coal Units	)	(Coal Units	)		Open

Fairless Hills
SO2	0.1	0.1	0.1
NOx	0.1	0.1	0.1
CO2	201.1	226.0	373.8								Open

Handley
SO2	*	*	*
NOx	*	*	*			X
CO2	263.8	377.0	319.6			(Units 3, 4, 5)					Open

Keystone
SO2	8.2	23.7	39.9	X
NOx	1.2	0.8	3.3			X		X
CO2	2,803.3	2,146.2	2,867.1								Closed

Mountain Creek
SO2	*	*	*
NOx	0.1	0.1	*			X				X
CO2	488.6	470.5	170.0			(Unit 8)				(Units 6, 7)	Open

Schuylkill
SO2	*	*	0.4
NOx	*	*	*
CO2	14.9	14.1	28.9								Open

                *Indicates emissions less than 50 tons.

Exelon Generation – Annual Electric Supply and Sales Statistics

	Twelve Months Ended December 31,
(in GWhs)	2010	2009
Supply
Nuclear Generation
Mid-Atlantic(a)	47,517	47,866
Midwest	92,493	91,804
Total Nuclear Generation	140,010	139,670
Fossil and Renewables
Mid-Atlantic(b)	9,436	8,938
Midwest	68	4
South and West	1,213	1,247
Total Fossil and Renewables	10,717	10,189
Purchased Power
Mid-Atlantic	1,918	1,747
Midwest	7,032	7,738
South and West	12,112	13,721
Total Purchased Power	21,062	23,206
Total Supply by Region
Mid-Atlantic	58,871	58,551
Midwest	99,593	99,546
South and West	13,325	14,968
Total Supply	171,789	173,065

Electric Sales
ComEd (c)	5,323	16,830
PECO	42,003	39,897
Market and Retail(c)	124,463	116,338
Total Electric Sales(d),(e)	171,789	173,065
Average Margin ($/MWh)(f),(g)
Mid-Atlantic	$42.67	$44.03
Midwest	40.98	41.67
South and West	(9.83)	(7.82)
Average Margin – Overall Portfolio	37.62	38.20

Around-the-clock (ATC) Market Prices ($/MWh)(h)
PJM West Hub	$45.93	$38.30
NIHUB	33.09	28.85
ERCOT North Spark Spread	2.31	0.35

(a)	Includes Generation’s proportionate share of the output of its nuclear generating plants, including Salem.
(b)	Includes New England generation.
(c)	ComEd line item represents sales under the 2006 ComEd Auction. Settlements of the ComEd swap and sales under the Request for Proposal (RFP) are included within Market and Retail sales. In addition, renewable energy credit sales to affiliates have been included within Market and Retail sales.
(d)	Excludes retail gas activity, trading portfolio and other operating revenue.
(e)	Total sales do not include trading volume of 3,625 GWhs and 7,578 GWhs for the years ended December 31, 2010 and 2009, respectively.
(f)	Excludes the mark-to-market impact of Generation’s economic hedging activities.
(g)	Results of transactions with PECO and ComEd are included in the Mid-Atlantic and Midwest regions, respectively.
(h)	Represents the average for the year.

Financial Swap Agreement with ComEd

Portion of Term	Fixed Price ($/MWh)	Notional Quantity (MW)(a)

January 1, 2011 – December 31, 2011	$51.26	3,000
January 1, 2012 – December 31, 2012	$52.37	3,000
January 1, 2013 – May 31, 2013	$53.48	3,000

(a)	Market-based contract for ATC baseload energy only; does not include capacity, ancillary services or congestion. Agreement effective June 1, 2008.

Exelon Generation – Electric Supply and Sales Statistics by Quarter

	Three Months Ended
(in GWhs)	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009
Supply
Nuclear Generation
Mid-Atlantic(a)	11,974	12,076	11,691	11,776	11,137
Midwest	23,141	23,675	23,344	22,333	22,472
Total Nuclear Generation	35,115	35,751	35,035	34,109	33,609
Fossil and Renewables
Mid-Atlantic(b)	2,115	2,582	2,175	2,564	1,986
Midwest	45	16	7	–	–
South and West	93	691	310	119	48
Total Fossil and Renewables	2,253	3,289	2,492	2,683	2,034
Purchased Power
Mid-Atlantic	442	599	414	463	342
Midwest	1,776	1,774	1,568	1,914	1,991
South and West	2,632	4,084	2,695	2,701	2,851
Total Purchased Power	4,850	6,457	4,677	5,078	5,184
Total Supply by Region
Mid-Atlantic	14,531	15,257	14,280	14,803	13,465
Midwest	24,962	25,465	24,919	24,247	24,463
South and West	2,725	4,775	3,005	2,820	2,899
Total Supply	42,218	45,497	42,204	41,870	40,827

	Three Months Ended
(in GWhs)	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009
Electric Sales
ComEd(c)	–	–	1,895	3,428	3,439
PECO	9,756	11,976	10,044	10,228	9,588
Market and Retail(c)	32,462	33,521	30,265	28,214	27,800
Total Electric Sales(d),(e)	42,218	45,497	42,204	41,870	40,827
Average Margin ($/MWh)(f),(g)
Mid-Atlantic	$51.75	$36.97	$40.83	$41.41	$43.15
Midwest	41.14	41.00	40.78	41.00	41.98
South and West	(10.64)	(2.30)	(14.31)	(16.67)	(14.49)
Average Margin – Overall Portfolio	41.45	35.11	36.87	37.26	38.36

Around-the-clock Market Prices ($/MWh)(h)
PJM West Hub	$43.65	$52.25	$43.21	$44.54	$37.31
NIHUB	27.26	38.32	32.35	34.47	29.61
ERCOT North Spark Spread	(0.69)	8.25	1.52	(0.02)	(1.34)

(a)	Includes Generation’s proportionate share of the output of its nuclear generating plants, including Salem.
(b)	Includes New England generation.
(c)	ComEd line item represents sales under the 2006 ComEd Auction. Settlements of the ComEd swap and sales under the RFP are included within Market and Retail sales. In addition, renewable energy credit sales to affiliates have been included within Market and Retail sales.
(d)	Excludes retail gas activity, trading portfolio and other operating revenue.
(e)	Total sales do not include trading volume of 740 GWhs, 1,077 GWhs, 889 GWhs, 920 GWhs and 1,599 GWhs for the three months ended December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010 and December 31, 2009, respectively.
(f)	Excludes the mark-to-market impact of Generation’s economic hedging activities.
(g)	Results of transactions with PECO and ComEd are included in the Mid-Atlantic and Midwest regions, respectively.
(h)	Represents the average for the quarter.

ComEd

Electric Sales Statistics, Revenue and Customer Detail

	2010	2009
Retail Deliveries(a) (in GWhs)
Residential	29,171	26,621
Small Commercial & Industrial	32,904	32,234
Large Commercial & Industrial	27,717	26,668
Public Authorities & Electric Railroads	1,273	1,237
Total Retail Deliveries	91,065	86,760

Electric Revenue (in millions)
Retail Revenues(a)
Residential	$3,549	$3,115
Small Commercial & Industrial	1,639	1,660
Large Commercial & Industrial	397	387
Public Authorities & Electric Railroads	62	57
Total Retail Revenues	5,647	5,219
Other Revenues(b)	557	555
Total Electric Revenues	$6,204	$5,774

Customers at Year End
	2010	2009
Retail Deliveries Customers
Residential	3,438,677	3,425,570
Small Commercial & Industrial	363,393	360,779
Large Commercial & Industrial	2,005	1,985
Public Authorities & Electric Railroads	5,078	5,008
Total Retail Deliveries Customers	3,809,153	3,793,342

Heating and Cooling Degree Days

	2010	2009
Heating Degree Days (normal=6,362)	5,991	6,429

Cooling Degree Days (normal=855)	1,181	589

Peak System Load
	2010	2009
Summer(c)
Highest Peak Load (MW)	21,914	21,218

Winter(d)
Highest Peak Load (MW)	16,092	16,328

(a)	Reflects delivery revenues and volumes from customers purchasing electricity directly from ComEd and customers purchasing electricity from a competitive electric generation supplier as all customers are assessed delivery charges. For customers purchasing electricity from ComEd, revenue also reflects the cost of energy.
(b)	Other revenue primarily includes transmission revenue from PJM Interconnection, LLC (PJM).
(c)	Summer is defined as June 1 to September 30 of the reporting year.
(d)	Winter is defined as November 1 of the previous year to March 31 of the reporting year.

PECO

Electric Sales Statistics, Revenue and Customer Detail

	2010	2009
Retail Deliveries(a) (in GWhs)
Residential	13,913	12,893
Small Commercial & Industrial	8,503	8,397
Large Commercial & Industrial	16,372	15,848
Public Authorities & Electric Railroads	925	930
Total Retail Deliveries	39,713	38,068

Electric Revenue (in millions)
Retail Revenues(a)
Residential	$2,069	$1,859
Small Commercial & Industrial	1,060	1,034
Large Commercial & Industrial	1,362	1,307
Public Authorities & Electric Railroads	89	90
Total Retail Revenues	4,580	4,290
Other Revenues(b)	255	259
Total Electric Revenues	$4,835	$4,549

Customers at Year End
	2010	2009
Retail Deliveries Customers
Residential	1,411,643	1,404,416
Small Commercial & Industrial	156,865	156,305
Large Commercial & Industrial	3,071	3,094
Public Authorities & Electric Railroads	1,102	1,085
Total Retail Deliveries Customers	1,572,681	1,564,900

Heating and Cooling Degree Days
	2010	2009
Heating Degree Days (normal=4,638)	4,396	4,534

Cooling Degree Days (normal=1,292)	1,817	1,246

Peak System Load
	2010	2009
Summer(c)
Highest Peak Load (MW)	8,864	7,993

Winter(d)
Highest Peak Load (MW)	6,333	6,728

(a)	Reflects delivery revenues and volumes from customers purchasing electricity directly from PECO and customers purchasing electricity from a competitive electric generation supplier as all customers are assessed delivery charges and a CTC. For customers purchasing electricity from PECO, revenue also reflects the cost of energy.
(b)	Other revenue includes transmission revenue from PJM and wholesale revenues.
(c)	Summer is defined as June 1 to September 30 of the reporting year.
(d)	Winter is defined as November 1 of the previous year to March 31 of the reporting year.

PECO

Gas Sales Statistics, Revenue and Customer Detail

	2010	2009
Deliveries to Customers (in mmcf)
Retail Sales	56,833	57,103
Transportation	30,911	27,206
Total Gas Deliveries	87,744	84,309

Gas Revenue (in millions)
Retail Sales	$656	$732
Transportation and Other	28	30
Total Gas Revenue	$684	$762

Gas Customers at Year End
	2010	2009
Customers
Residential	448,391	444,923
Commercial & Industrial	41,303	40,991
Total Retail Customers	489,694	485,914
Transportation	838	778
Total Gas Customers	490,532	486,692

Gas Maximum Day Sendout
	2010	2009
Winter
Maximum Day Sendout (in thousand cubic feet (mcf))	662,945	681,418